UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00042

Deutsche DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

January 31, 2019

Annual Report

to Shareholders

DWS Total Return Bond Fund

(formerly Deutsche Total Return Bond Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800)-728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800)-728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
27	Statement of Assets and Liabilities
29	Statement of Operations
30	Statements of Changes in Net Assets
31	Financial Highlights

36	Notes to Financial Statements
54	Report of Independent Registered Public Accounting Firm
56	Information About Your Fund’s Expenses
57	Tax Information
58	Advisory Agreement Board Considerations and Fee Evaluation
63	Board Members and Officers
67	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest.

Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Total Return Bond Fund

Letter to Shareholders

Dear Shareholder:

The picture for the economy and markets continues to be positive with corporate fundamentals continuing to be solid, a tight labor market and inflation near the Federal Reserve Bank’s target.

Nevertheless, the fourth quarter of 2018 introduced a level of volatility that investors have not seen in quite a while. That trend continues into the new year, triggered by uncertainty around trade conflicts, the withdrawal of liquidity by central banks, higher interest rates and concerns around European hot spots such as Italy and the United Kingdom.

While these issues bear close watching, our Chief investment Officer (“CIO”) and Chief Economist agree that the markets remain broadly attractive. The rate hike cycle appears to be nearing its end, inflation remains under control and recession is not on the near horizon.

The “Insight” section of our Web site, dws.com, is home to a comprehensive library of market and economic views around current developments, opportunities and emerging risks. We invite you to visit us online often to stay apprised of the market landscape and what it may mean for you.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Total Return Bond Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

For the annual period ended January 31, 2019, DWS Total Return Bond Fund returned –0.26%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 2.25%. The average return for the Fund’s Morningstar peer group, the Intermediate-Term Bond Funds category, was 1.67%.

Investment Strategy

The Fund seeks to maximize total return consistent with preservation of capital and prudent investment management by investing for both current income and capital appreciation. The Fund invests mainly in U.S. dollar-denominated fixed-income securities, including corporate bonds, U.S. government and agency bonds, and mortgage- and asset-backed securities.

The Fund may also invest significantly in foreign investment-grade fixed-income securities and non-investment-grade (high-yield or junk bonds) securities of U.S. and foreign issuers, including issuers in countries with new or emerging securities markets. To maintain liquidity, the Fund may also invest in cash or money market instruments.

Against a backdrop of steady growth, strong corporate profits and arguably full employment, the bond markets watched closely during the period for any indications of an acceleration in inflation that could lead the U.S. Federal Reserve (the Fed) to push forward its timetable for returning interest rates to more historically normal levels. In early February 2018, Treasury yields moved higher as hiring and wage growth data for January came in above expectations. March saw fears of a global trade war come to the forefront as the Trump administration announced plans to impose tariffs on steel and aluminum as well as on a wide range of imports coming from China. Risk sentiment would soon stabilize, as increasingly robust economic growth and corporate earnings data outweighed concerns over protectionist U.S. trade policy.

4	|	DWS Total Return Bond Fund

However, the fourth quarter of 2018 witnessed declining prices for credit-oriented segments of the bond market as slowing growth overseas highlighted the downside risks of a global trade war and markets feared the Fed would overshoot on raising rates. Notwithstanding the downturn in sentiment, the Fed continued to tighten monetary policy, raising the fed funds rate in mid-December by a quarter point to the 2.25% to 2.50% range, the fourth such hike of 2018. The 10-year Treasury yield declined from 3.05% to 2.69% in the fourth quarter of 2018 on a global flight-to-safety trade.

Risk sentiment rebounded in January after December’s rout in the credit markets. With Chairman Powell indicating that interest rate policy was not on a fixed course, markets came to view the Fed as likely to remain on hold in 2019. This scenario appeared to be confirmed by the Fed’s late-January statement that it was prepared to be “patient” given “muted inflation pressures.” Positive employment and manufacturing data also helped boost interest in credit-oriented assets.

“The fourth quarter of 2018 witnessed declining prices for credit-oriented segments of the bond market.”

While yields on the front end of the Treasury curve finished the 12 months higher in response to Fed rate hikes, yields out on the curve finished the period relatively unchanged after retracing their steps in late 2018. Despite the rebound seen in January, performance for credit sensitive segments of the bond market lagged Treasuries and securitized assets for the 12 months.

Positive and Negative Contributors to Performance

The Fund’s underperformance versus the benchmark for the 12-month period was driven principally by exposure to more credit-sensitive fixed-income sectors, which suffered as risk sentiment deteriorated in the fourth quarter of 2018. In particular, an overweighting of investment-grade corporate bonds at the expense of U.S. Treasury securities constrained performance. In addition, out-of-benchmark exposure to U.S. high yield corporate bonds detracted as spreads widened late in the period. An overweight to energy within both investment grade and high yield corporates weighed on return as oil prices declined sharply in the fourth quarter.

DWS Total Return Bond Fund	|	5

The Fund’s exposure to securitized assets such as asset-backed securities and commercial mortgage-backed securities was the leading positive contributor to performance relative to the benchmark. Positioning with respect to interest rates was essentially a neutral factor in performance over the 12-month period ended January 31, 2018.

The managers used derivatives including forward currency contracts to hedge out foreign currency bond positions or take an outright stance on a currency, as well as interest-rate contracts as part of implementing the portfolio’s positioning along the yield curve or hedge against certain risks, with a modest negative impact on performance.

Outlook and Positioning

As of January 31, 2019, the bulk of the portfolio was allocated approximately as follows: 41.8% to securitized assets, 36.3% to U.S. investment grade corporate bonds, 13% to high-yield corporate bonds, 6.3% to emerging markets bonds, and 4.8% to developed market government securities.

At the end of January 2019, the Fund’s overall duration was 5.79 years versus 5.80 years for the Barclays U.S. Aggregate Index. We expect the Fed to continue to gradually hike short term rates and for the yield curve to flatten further but not to invert. We do not anticipate a domestic recession in the next 12–18 months.

Credit fundamentals are stable and new issue supply has been relatively light for both investment grade and high yield credit. While we remain constructive on credit overall relative to Treasuries, we are somewhat cautiously positioned within each sector against a backdrop of heightened volatility.

The easing of concerns around Fed policy proved to be very supportive for risk markets. We continue to closely monitor the impact of trade tensions, threatened government shutdowns and other geopolitical risks on investor sentiment and the credit markets.

6	|	DWS Total Return Bond Fund

Portfolio Management Team

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

—

Joined DWS in 2005 with 23 years of industry experience. Prior to his current role, he was a Senior Portfolio Manager and Co-Head of Portfolio Management. Prior to joining, he served as a Senior Managing Director at MONY.

—	Co-Head of Fixed Income for North America: New York.

—	BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

—

Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.

—	Senior Portfolio Manager and Head of the Corporate Sector Fixed Income Team: New York.

—	BA and MA in Economics, State University of New York at Albany.

Kelly L. Beam, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

—	Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.

—	Fixed Income Portfolio Manager: New York.

—	BS in Finance, Lehigh University; MBA, Fordham University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Total Return Bond Fund	|	7

Terms to Know

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Intermediate-Term Bond Funds category represents funds that focus on corporate, government, foreign or other issues with an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four years but less than 10 years. Source: Morningstar, Inc.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

A forward contract is a customized contract between two parties to buy or sell an asset at a specified price on a future date.

8	|	DWS Total Return Bond Fund

Performance Summary	January 31, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 1/31/19
Unadjusted for Sales Charge	–0.26%	2.18%	3.96%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–4.75%	1.24%	3.48%
Bloomberg Barclays U.S. Aggregate Bond Index†	2.25%	2.44%	3.68%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 1/31/19
Unadjusted for Sales Charge	–1.01%	1.39%	3.18%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.01%	1.39%	3.18%
Bloomberg Barclays U.S. Aggregate Bond Index†	2.25%	2.44%	3.68%

Class R	1-Year	5-Year	10-Year

Average Annual Total Returns as of 1/31/19
No Sales Charge	–0.42%	1.73%	3.49%
Bloomberg Barclays U.S. Aggregate Bond Index†	2.25%	2.44%	3.68%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 1/31/19
No Sales Charge	–0.01%	2.43%	4.22%
Bloomberg Barclays U.S. Aggregate Bond Index†	2.25%	2.44%	3.68%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 1/31/19
No Sales Charge	–0.12%	2.41%	4.23%
Bloomberg Barclays U.S. Aggregate Bond Index†	2.25%	2.44%	3.68%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 are 1.03%, 1.79%, 1.33%, 0.79% and 0.71% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

DWS Total Return Bond Fund	|	9

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Returns shown for Class R shares for the periods prior to its inception on October 27, 2017 are derived from the historical performance of Institutional shares of DWS Total Return Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

10	|	DWS Total Return Bond Fund

	Class A	Class C	Class R	Class S	Institutional Class

Net Asset Value
1/31/19	$10.36	$10.36	$10.36	$10.36	$10.31
1/31/18	$10.76	$10.76	$10.76	$10.76	$10.71

Distribution Information as of 1/31/19
Income Dividends, Twelve Months	$.36	$.29	$.34	$.39	$.39
January Income Dividend	$.0311	$.0246	$.0289	$.0333	$.0331
SEC 30-day Yield††	3.43%	2.86%	3.36%	3.84%	3.85%
Current Annualized Distribution Rate††	3.60%	2.85%	3.35%	3.86%	3.85%

††

The SEC yield is net investment income per share earned over the month ended January 31, 2019, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.15%, 2.57%, 2.62%, 3.66% and 3.70% for Class A, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2019. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.32%, 2.56%, 2.61%, 3.68% and 3.70% for Class A, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Total Return Bond Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	1/31/19	1/31/18
Corporate Bonds	55%	59%
Mortgage-Backed Securities Pass-Throughs	18%	18%
Asset-Backed	9%	6%
Collateralized Mortgage Obligations	8%	7%
Commercial Mortgage-Backed Securities	7%	5%
Government & Agency Obligations	4%	8%
Municipal Bonds and Notes	0%	1%
Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities, Net	–1%	–4%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	1/31/19	1/31/18
AAA	33%	34%
AA	6%	4%
A	17%	15%
BBB	29%	28%
BB	13%	13%
B	1%	5%
Not Rated	1%	1%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	1/31/19	1/31/18
Effective Maturity	9.8 years	10.5 years
Effective Duration	5.8 years	5.9 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 67 for contact information.

12	|	DWS Total Return Bond Fund

Investment Portfolio	as of January 31, 2019

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 55.1%
Communication Services 5.3%

Amazon.com, Inc., 4.25%, 8/22/2057	795,000	817,982

AT&T, Inc., 3-month USD-LIBOR + 1.180%, 3.956%*, 6/12/2024	1,331,000	1,317,787

CCO Holdings LLC, 144A, 5.125%, 5/1/2027	2,250,000	2,173,995

Charter Communications Operating LLC:

3.75%, 2/15/2028	560,000	518,886

5.375%, 5/1/2047	505,000	480,521

Comcast Corp.:

3.55%, 5/1/2028	1,620,000	1,599,127

4.6%, 10/15/2038	1,170,000	1,209,358

4.95%, 10/15/2058	470,000	496,292

Empresa Nacional de Telecomunicaciones SA, REG S, 4.75%, 8/1/2026	750,000	721,116

Expedia Group, Inc., 3.8%, 2/15/2028	665,000	626,925

Netflix, Inc., 144A, 5.875%, 11/15/2028	1,647,000	1,669,646

Sprint Communications, Inc., 6.0%, 11/15/2022	1,500,000	1,516,875

Verizon Communications, Inc., 5.5%, 3/16/2047	435,000	486,752

Viacom, Inc., 5.875%, 2/28/2057	1,485,000	1,433,145

Vodafone Group PLC, 5.25%, 5/30/2048	625,000	608,376

		15,676,783

Consumer Discretionary 4.6%

General Motors Financial Co., Inc., 4.35%, 4/9/2025	3,088,000	2,986,665

Hilton Domestic Operating Co., Inc., 4.25%, 9/1/2024	900,000	881,820

Hilton Worldwide Finance LLC, 4.875%, 4/1/2027	1,545,000	1,527,310

Home Depot, Inc., 4.5%, 12/6/2048	290,000	311,645

KFC Holding Co., 144A, 4.75%, 6/1/2027	1,775,000	1,719,531

Nordstrom, Inc., 5.0%, 1/15/2044	670,000	586,987

Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023	900,000	911,250

Sands China Ltd., 4.6%, 8/8/2023	1,200,000	1,204,679

Starbucks Corp., 4.5%, 11/15/2048	625,000	606,729

Viking Cruises Ltd., 144A, 5.875%, 9/15/2027	1,000,000	977,500

VOC Escrow Ltd., 144A, 5.0%, 2/15/2028	625,000	609,312

Volkswagen Group of America Finance LLC, 144A, 4.25%, 11/13/2023	1,140,000	1,153,030

Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044	280,000	264,799

		13,741,257

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	13

	Principal Amount ($)(a)	Value ($)
Consumer Staples 3.6%

Anheuser-Busch Companies LLC, 144A, 4.9%, 2/1/2046	970,000	925,056

Anheuser-Busch InBev Worldwide, Inc.:

4.75%, 4/15/2058	400,000	355,835

5.45%, 1/23/2039	620,000	647,777

Aramark Services, Inc., 144A, 5.0%, 2/1/2028	1,985,000	1,937,856

BAT Capital Corp., 3.557%, 8/15/2027	1,350,000	1,235,153

Campbell Soup Co., 4.8%, 3/15/2048	440,000	388,878

Conagra Brands, Inc., 5.3%, 11/1/2038	795,000	763,615

Constellation Brands, Inc., 5.25%, 11/15/2048	230,000	240,445

Keurig Dr Pepper, Inc.:

144A, 4.057%, 5/25/2023	580,000	585,865

144A, 4.597%, 5/25/2028	515,000	527,136

144A, 5.085%, 5/25/2048 (b)	650,000	645,696

Kraft Heinz Foods Co.:

4.375%, 6/1/2046	885,000	762,447

4.625%, 1/30/2029	580,000	589,472

Nestle Holdings, Inc., 144A, 4.0%, 9/24/2048	1,000,000	1,009,503

		10,614,734

Energy 8.2%

Apache Corp., 4.375%, 10/15/2028	960,000	943,066

Baker Hughes a GE Co., LLC, 4.08%, 12/15/2047	545,000	480,434

Boardwalk Pipelines LP, 4.95%, 12/15/2024	725,000	734,103

Canadian Natural Resources Ltd.:

3.85%, 6/1/2027	865,000	847,614

4.95%, 6/1/2047	415,000	432,783

Cheniere Energy Partners LP, 144A, 5.625%, 10/1/2026	1,360,000	1,363,210

Continental Resources, Inc., 4.9%, 6/1/2044	575,000	547,536

DCP Midstream Operating LP, 5.375%, 7/15/2025	645,000	657,900

Empresa Nacional del Petroleo, 144A, 5.25%, 11/6/2029	920,000	968,692

Energy Transfer LP, 4.25%, 3/15/2023	2,150,000	2,166,125

Energy Transfer Operating LP, 5.25%, 4/15/2029	795,000	822,941

EnLink Midstream Partners LP, 5.45%, 6/1/2047	1,095,000	938,962

Enterprise Products Operating LLC, 4.25%, 2/15/2048	2,200,000	2,074,115

EQM Midstream Partners LP:

4.75%, 7/15/2023	522,000	529,399

6.5%, 7/15/2048	158,000	160,629

EQT Corp., 3.9%, 10/1/2027	685,000	620,401

Hess Corp., 5.8%, 4/1/2047	750,000	722,606

Kinder Morgan, Inc., 4.3%, 3/1/2028	3,000,000	3,025,452

Newfield Exploration Co., 5.75%, 1/30/2022	450,000	467,437

Noble Energy, Inc., 4.95%, 8/15/2047	700,000	650,468

Oil & Gas Holding, 144A, 7.625%, 11/7/2024	580,000	615,348

The accompanying notes are an integral part of the financial statements.

14	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)

Range Resources Corp., 5.0%, 3/15/2023	2,000,000	1,912,000

Schlumberger Holdings Corp.:

144A, 3.75%, 5/1/2024	210,000	211,050

144A, 4.3%, 5/1/2029	374,000	380,475

Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044	500,000	461,693

Targa Resources Partners LP, 144A, 6.5%, 7/15/2027	425,000	438,277

TransCanada PipeLines Ltd, 5.1%, 3/15/2049	1,130,000	1,183,293

		24,356,009

Financials 14.2%

AerCap Ireland Capital DAC, 3.3%, 1/23/2023	665,000	638,772

Aflac, Inc., 4.75%, 1/15/2049	990,000	1,060,690

Air Lease Corp., 4.625%, 10/1/2028	1,065,000	1,044,795

Aircastle Ltd., 4.4%, 9/25/2023	724,000	716,830

Ares Capital Corp., 3.625%, 1/19/2022	900,000	885,158

ASB Bank Ltd., 144A, 3.75%, 6/14/2023	1,064,000	1,072,716

AXA Equitable Holdings, Inc., 5.0%, 4/20/2048	680,000	632,251

Banco de Credito e Inversiones SA, 144A, 3.5%, 10/12/2027	1,145,000	1,073,437

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 144A, 5.95%, 10/1/2028	1,490,000	1,513,840

Bank of America Corp., 3.824%, 1/20/2028	1,334,000	1,329,704

BOC Aviation Ltd., 144A, 3-month USD-LIBOR + 1.125%, 3.947%*, 9/26/2023	1,500,000	1,494,358

BPCE SA, 144A, 4.625%, 9/12/2028	1,050,000	1,059,742

Capital One Financial Corp., 3.8%, 1/31/2028	3,175,000	3,066,578

Citigroup, Inc.:

3.2%, 10/21/2026	1,000,000	962,126

3.887%, 1/10/2028	920,000	917,194

Credit Suisse Group AG, 144A, 4.282%, 1/9/2028	570,000	561,639

Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/2026	850,000	863,636

Credito Real SAB de CV, 144A, 9.5%, 2/7/2026	1,000,000	1,000,000

Discover Bank, 4.65%, 9/13/2028	1,132,000	1,146,105

Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044	635,000	626,070

Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	656,000	644,793

Grain Spectrum Funding II LLC, 144A, 3.29%, 10/10/2034	159,187	158,516

JPMorgan Chase & Co., 3.782%, 2/1/2028	3,400,000	3,386,466

KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044	225,000	224,972

Macquarie Group Ltd., 144A, 5.033%, 1/15/2030	1,800,000	1,829,185

Manulife Financial Corp., 4.061%, 2/24/2032	1,400,000	1,336,807

Morgan Stanley:

3.591%, 7/22/2028	660,000	644,148

4.431%, 1/23/2030	550,000	571,431

Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044	455,000	482,623

REC Ltd., 144A, 5.25%, 11/13/2023	790,000	794,330

Santander Holdings U.S.A., Inc., 3.7%, 3/28/2022	1,000,000	998,770

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	15

	Principal Amount ($)(a)	Value ($)

State Street Corp., 4.141%, 12/3/2029	900,000	952,571

Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042	450,000	435,999

Synchrony Bank, 3.0%, 6/15/2022	545,000	521,045

The Goldman Sachs Group, Inc.:

3.75%, 2/25/2026	2,015,000	1,995,460

3.814%, 4/23/2029	1,035,000	1,007,421

Vantiv LLC, 144A, 4.375%, 11/15/2025	1,800,000	1,727,964

Wells Fargo & Co., 4.15%, 1/24/2029	2,070,000	2,125,815

Woori Bank, 144A, 4.5%, 12/29/2049	750,000	746,329

		42,250,286

Health Care 2.4%

AbbVie, Inc.:

4.45%, 5/14/2046	780,000	700,595

4.875%, 11/14/2048	330,000	315,591

Allergan Funding SCS, 4.75%, 3/15/2045	450,000	434,050

Bayer US Finance II LLC:

144A, 4.375%, 12/15/2028	330,000	323,726

144A, 4.875%, 6/25/2048	445,000	421,849

Celgene Corp., 4.35%, 11/15/2047	457,000	420,192

CVS Health Corp., 4.78%, 3/25/2038	839,000	839,814

HCA, Inc.:

5.25%, 6/15/2026	900,000	944,437

5.375%, 9/1/2026	750,000	767,580

Pfizer, Inc., 4.2%, 9/15/2048	600,000	628,671

Teva Pharmaceutical Finance Netherlands III BV, 6.0%, 4/15/2024	1,000,000	1,015,255

UnitedHealth Group, Inc., 4.45%, 12/15/2048	450,000	482,599

		7,294,359

Industrials 2.4%

Avolon Holdings Funding Ltd., 144A, 5.125%, 10/1/2023	1,172,000	1,189,814

CFX Escrow Corp., 144A, 6.0%, 2/15/2024	510,000	510,000

CSX Corp., 4.25%, 11/1/2066	620,000	553,160

Delta Air Lines, Inc., 4.375%, 4/19/2028	1,070,000	1,018,364

FedEx Corp., 4.05%, 2/15/2048	930,000	806,517

GATX Corp., 4.7%, 4/1/2029	230,000	232,049

General Electric Co.:

4.125%, 10/9/2042	275,000	227,399

4.5%, 3/11/2044	260,000	223,834

Kansas City Southern, 4.7%, 5/1/2048	575,000	567,827

Union Pacific Corp., 4.5%, 9/10/2048	750,000	767,020

United Rentals North America, Inc., 6.5%, 12/15/2026	945,000	980,438

		7,076,422

The accompanying notes are an integral part of the financial statements.

16	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
Information Technology 2.8%

Broadcom Corp., 3.5%, 1/15/2028	570,000	506,425

Dell International LLC, 144A, 5.875%, 6/15/2021	1,655,000	1,681,995

DXC Technology Co., 4.75%, 4/15/2027	1,355,000	1,337,546

Fair Isaac Corp., 144A, 5.25%, 5/15/2026	655,000	658,275

Fiserv, Inc., 4.2%, 10/1/2028	940,000	939,469

Microchip Technology, Inc., 144A, 3.922%, 6/1/2021	290,000	286,991

NXP BV, 144A, 3.875%, 9/1/2022	1,100,000	1,095,985

Seagate HDD Cayman, 4.25%, 3/1/2022	440,000	435,298

VMware, Inc., 3.9%, 8/21/2027	780,000	737,238

Western Digital Corp., 4.75%, 2/15/2026 (b)	780,000	725,400

		8,404,622

Materials 2.9%

Anglo American Capital PLC, 144A, 4.75%, 4/10/2027	1,580,000	1,576,493

AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022	750,000	765,000

Celulosa Arauco y Constitucion SA, 5.5%, 11/2/2047	430,000	412,800

Corp. Nacional del Cobre de Chile, 144A, 4.375%, 2/5/2049	280,000	267,512

DowDuPont, Inc., 5.419%, 11/15/2048	970,000	1,058,664

Freeport-McMoRan, Inc.:

4.55%, 11/14/2024	1,050,000	1,006,688

6.875%, 2/15/2023	520,000	543,400

International Flavors & Fragrances, Inc., 5.0%, 9/26/2048	630,000	647,661

SASOL Financing U.S.A. LLC, 5.875%, 3/27/2024	610,000	629,208

Syngenta Finance NV, 144A, 4.892%, 4/24/2025	859,000	840,910

Yamana Gold, Inc., 4.95%, 7/15/2024	775,000	763,608

		8,511,944

Real Estate 3.7%
Crown Castle International Corp.:

(REIT), 3.8%, 2/15/2028	490,000	477,971

(REIT), 5.25%, 1/15/2023	640,000	674,253

ERP Operating LP, (REIT), 4.15%, 12/1/2028	980,000	1,014,836

Government Properties Income Trust, (REIT), 4.0%, 7/15/2022	865,000	851,554

Hospitality Properties Trust, (REIT), 5.25%, 2/15/2026	1,125,000	1,117,297

Host Hotels & Resorts LP, (REIT), 3.875%, 4/1/2024	680,000	667,135

Omega Healthcare Investors, Inc., (REIT), 5.25%, 1/15/2026	700,000	716,452

Realty Income Corp., (REIT), 3.875%, 4/15/2025	1,430,000	1,439,184

SBA Communications Corp.:

(REIT), 4.0%, 10/1/2022	1,350,000	1,333,125

(REIT), 4.875%, 9/1/2024	875,000	876,094

Select Income REIT:

(REIT), 4.15%, 2/1/2022	395,000	390,206

(REIT), 4.25%, 5/15/2024	395,000	373,947

WEA Finance LLC, 144A, (REIT), 3.75%, 9/17/2024	1,230,000	1,236,264

		11,168,318

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	17

	Principal Amount ($)(a)	Value ($)
Utilities 5.0%

Abu Dhabi National Energy Co. PJSC, 144A, 4.375%, 4/23/2025	1,226,000	1,245,616

EDP Finance BV, 144A, 3.625%, 7/15/2024	930,000	888,895

Electricite de France SA:

144A, 4.75%, 10/13/2035	410,000	387,312

144A, 4.875%, 9/21/2038	590,000	559,632

Enel Finance International NV:

144A, 4.25%, 9/14/2023	1,400,000	1,394,211

144A, 4.75%, 5/25/2047	430,000	376,482

Exelon Corp., 5.1%, 6/15/2045	270,000	285,339

Israel Electric Corp., Ltd.:

144A, REG S, 4.25%, 8/14/2028	2,000,000	1,983,200

Series 6, 144A, REG S, 5.0%, 11/12/2024	900,000	945,450

LLPL Capital Pte Ltd., 144A, 6.875%, 2/4/2039	420,000	438,760

Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR 1,486,000	1,752,726

Sempra Energy, 4.0%, 2/1/2048	400,000	346,798

Southern California Edison Co., Series B, 3.65%, 3/1/2028	1,600,000	1,527,226

Southern Power Co., Series F, 4.95%, 12/15/2046	440,000	422,440

Vistra Operations Co. LLC, 144A, 5.625%, 2/15/2027	2,375,000	2,386,875

		14,940,962

Total Corporate Bonds (Cost $164,108,205)		164,035,696

Mortgage-Backed Securities Pass-Throughs 17.6%

Federal Home Loan Mortgage Corp.:

3.5%, with various maturities from 6/1/2028 until 7/1/2045	6,292,318	6,379,492

4.5%, 12/1/2040	851,214	894,860

5.0%, 12/1/2040	142,527	149,900

5.5%, with various maturities from 6/1/2039 until 5/1/2041	1,418,841	1,525,030

6.0%, 11/1/2038	371,652	401,405

7.5%, 2/1/2035	183,393	207,076

Federal National Mortgage Association:

3.0%, 12/1/2042	810,319	800,191

3.5%, with various maturities from 11/1/2042 until 12/1/2046	12,145,737	12,268,914

4.0%, with various maturities from 9/1/2040 until 2/1/2049 (c)	9,746,971	10,013,318

4.5%, 11/1/2043	606,038	633,372

5.0%, with various maturities from 12/1/2039 until 11/1/2041	1,757,912	1,882,913

5.5%, with various maturities from 2/1/2031 until 2/1/2042	2,398,402	2,587,559

6.5%, with various maturities from 5/1/2023 until 4/1/2037	146,649	159,194

The accompanying notes are an integral part of the financial statements.

18	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)

Government National Mortgage Association:

3.0%, with various maturities from 7/15/2042 until 8/15/2042	913,729	909,293

4.0%, 2/1/2049 (c)	6,100,000	6,276,090

4.5%, with various maturities from 7/15/2040 until 1/20/2049	6,315,546	6,564,078

5.5%, 6/15/2042	140,342	152,980

6.5%, with various maturities from 12/15/2023 until 7/15/2039	538,433	602,503

Total Mortgage-Backed Securities Pass-Throughs (Cost $52,894,865)		52,408,168

Asset-Backed 8.8%
Automobile Receivables 1.1%

Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2015-1A, 144A, 3.96%, 7/20/2021	2,200,000	2,191,789

Santander Drive Auto Receivables Trust, “B”, Series 2016-2, 2.08%, 2/16/2021	20,005	19,996

SunTrust Auto Receivables Trust, “C”, Series 2015-1A, 144A, 2.5%, 4/15/2021	1,200,000	1,196,466

		3,408,251

Credit Card Receivables 1.3%
World Financial Network Credit Card Master Trust, “M”, Series 2016-A, 2.33%, 4/15/2025	4,000,000	3,907,972

Miscellaneous 6.4%

Babson CLO Ltd., “A2R”, Series 2016-1A, 144A, 3-month USD-LIBOR + 1.450%, 4.222%*, 7/23/2030	3,300,000	3,258,219

Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	5,594,800	5,471,882

Goldentree Loan Opportunities X Ltd., “AJR”, Series 2015-10A, 144A, 3-month USD-LIBOR + 1.450%, 4.211%*, 7/20/2031	2,816,667	2,811,296

Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	202,760	199,555

SBA Tower Trust, “C”, Series 2014-1A, 144A, 2.898%, 10/15/2044	330,000	328,857

Taco Bell Funding LLC, “A2I”, Series 2018-1A, 144A, 4.318%, 11/25/2048	2,955,000	2,996,252

Venture XXVIII CLO Ltd., “A2”, Series 2017-28A, 144A, 3-month USD-LIBOR + 1.110%, 3.871%*, 7/20/2030	2,600,000	2,579,715

Wendy’s Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048	1,386,000	1,351,405

		18,997,181

Total Asset-Backed (Cost $26,565,366)		26,313,404

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	19

	Principal Amount ($)(a)	Value ($)
Commercial Mortgage-Backed Securities 7.1%

20 Times Square Trust, “C”, Series 2018-20TS, 144A, 3.1%*, 5/15/2035	1,500,000	1,456,696

Braemar Hotels & Resorts Trust Prime, “C”, Series 2018-PRME, 144A, 1-month USD-LIBOR + 1.250%, 3.759%*, 6/15/2035	935,000	923,625

BXP Trust, “B”, Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.100%, 3.609%*, 11/15/2034	1,980,000	1,956,736

Cold Storage Trust, “B”, Series 2017-ICE3, 144A, 1-month USD-LIBOR + 1.250%, 3.759%*, 4/15/2036	1,445,000	1,440,512

CSAIL Commercial Mortgage Trust, “A4”, Series 2015-C4, 3.808%, 11/15/2048	1,000,000	1,022,765

DBWF Mortgage Trust, “C”, Series 2018-GLKS, 144A, 1-month USD-LIBOR + 1.750%, 4.253%*, 11/19/2035	1,500,000	1,494,508

FHLMC Multifamily Structured Pass-Through Certificates:

“X1”, Series K043, Interest Only, 0.542%*, 12/25/2024	7,869,851	217,392

“X1”, Series K054, Interest Only, 1.177%*, 1/25/2026	5,459,433	373,769

GS Mortgage Securities Trust, “AAB”, Series 2014-GC18, 3.648%, 1/10/2047	169,998	172,078

Natixis Commercial Mortgage Securities Trust, “A”, Series 2018-OSS, 144A, 4.177%, 12/15/2037	750,000	771,416

UBS Commercial Mortgage Trust:

“XA”, Series 2017-C7, Interest Only, 1.069%*, 12/15/2050	6,244,508	429,937

“AS”, Series 2017-C7, 4.061%, 12/15/2050	2,000,000	2,033,710

“B”, Series 2018-C13, 4.786%, 10/15/2051	2,000,000	2,117,609

US 2018-USDC, “C”, Series 2018-USDC, 144A, 4.428%, 5/9/2038	890,000	912,328

Wells Fargo Commercial Mortgage Trust:

“A5”, Series 2015-LC20, 3.184%, 4/15/2050	1,000,000	994,168

“A4”, Series 2015-C27, 3.19%, 2/15/2048	2,760,776	2,757,535

“A4”, Series 2015-SG1, 3.789%, 9/15/2048	1,500,000	1,530,124

“B”, Series 2016-C33, 4.506%, 3/15/2059	500,000	511,905

Total Commercial Mortgage-Backed Securities (Cost $21,237,067)		21,116,813

Collateralized Mortgage Obligations 8.5%

COLT Funding LLC, “A1”, Series 2019-1, 144A, 3.705%, 3/25/2049	1,500,000	1,499,981

CSFB Mortgage-Backed Pass-Through Certificates, “10A3”, Series 2005-10, 6.0%, 11/25/2035	219,114	112,429

Fannie Mae Connecticut Avenue Securities:

“1M1”, Series 2016-C03, 1-month USD-LIBOR + 2.000%, 4.51%*, 10/25/2028	168,096	169,365

“1M1”, Series 2016-C02, 1-month USD-LIBOR + 2.150%, 4.66%*, 9/25/2028	35,310	35,343

The accompanying notes are an integral part of the financial statements.

20	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)

Federal Home Loan Mortgage Corp.:

“6”, Series 233, Interest Only, 4.5%, 8/15/2035	234,401	51,810

“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	1,715,920	236,443

“UA”, Series 4298, 4.0%, 2/15/2054	161,505	164,844

“SG”, Series 3859, Interest Only, 6.700% minus 1-month USD-LIBOR, 4.245%*, 11/15/2039	1,409,867	66,671

“C32”, Series 303, Interest Only, 4.5%, 12/15/2042	2,106,078	439,235

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	6,052,594	1,315,880

Federal National Mortgage Association:

“MS”, Series 3055, Interest Only, 6.600% minus 1-month USD-LIBOR, 4.091%*, 10/15/2035	2,178,389	350,051

“YI”, Series 2008-36, Interest Only, 7.200% minus 1-month USD-LIBOR, 4.69%*, 7/25/2036	3,292,994	433,024

“CE”, Series 2015-60, 3.75%, 8/25/2045	2,082,000	2,101,707

“AL”, Series 2014-11, 2.5%, 11/25/2042	2,000,000	1,796,392

“KM”, Series 2012-146, 3.0%, 1/25/2043	1,775,000	1,563,305

“ZL”, Series 2017-55, 3.0%, 10/25/2046	2,097,168	1,880,787

“PZ”, Series 2016-9, 3.5%, 3/25/2046	6,249,340	6,063,925

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	1,105,779	225,567

“SD”, Series 2003-129, Interest Only, 7.000% minus 1-month USD-LIBOR, 4.49%*, 1/25/2024	772,996	40,131

“S”, Series 2003-2, Interest Only, 7.750% minus 1-month USD-LIBOR, 5.24%*, 2/25/2033	908,370	141,680

“SN”, Series 2003-7, Interest Only, 7.750% minus 1-month USD-LIBOR, 5.24%*, 2/25/2033	1,335,838	208,365

Government National Mortgage Association:

“BL”, Series 2013-19, 2.5%, 2/20/2043	1,120,820	1,024,116

“LM”, Series 2015-65, 3.0%, 5/20/2045	2,204,000	2,061,746

“DI”, Series 2014-102, Interest Only, 3.5%, 7/16/2029	7,750,511	645,538

“HZ”, Series 2012-56, 3.5%, 6/20/2040	1,097,354	1,100,136

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	658,581	74,473

“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	828,588	141,711

“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044	607,102	100,376

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	169,779	31,570

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	548,362	101,871

“PI”, Series 2009-76, Interest Only, 6.0%, 3/16/2039	306,232	16,659

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	124,788	21,338

“SB”, Series 2014-81, 16.400% minus 4 x 1-month USD-LIBOR, 6.321%*, 6/20/2044	636,115	693,458

Wells Fargo Mortgage Backed Securities Trust, “1A2”, Series 2003-L, 4.741%*, 11/25/2033	225,458	228,860

Total Collateralized Mortgage Obligations (Cost $24,959,419)		25,138,787

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	21

	Principal Amount ($)(a)	Value ($)
Government & Agency Obligations 3.3%
Other Government Related (d) 0.3%
Novatek OAO, 144A, 6.604%, 2/3/2021	900,000	935,327

Sovereign Bonds 1.8%

KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023	1,700,000	1,722,182

Republic of Argentina, 4.625%, 1/11/2023	500,000	428,750

Republic of Colombia, 4.5%, 3/15/2029	400,000	409,404

Republic of Kazakhstan, 144A, 1.55%, 11/9/2023	EUR 1,510,000	1,758,460

Republic of South Africa, 4.875%, 4/14/2026	1,000,000	989,080

		5,307,876

U.S. Government Sponsored Agency 0.7%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031	1,500,000	2,042,290

U.S. Treasury Obligations 0.5%

U.S. Treasury Bonds:

Zero Coupon, 8/15/2042	1,325,000	651,610

3.0%, 8/15/2048	475,000	473,794

U.S. Treasury Notes, 3.125%, 11/15/2028	485,000	505,347

		1,630,751

Total Government & Agency Obligations (Cost $9,678,986)		9,916,244

Municipal Bonds and Notes 0.3%
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043 (Cost $750,000)	750,000	1,009,470

Short-Term U.S. Treasury Obligations 1.1%

U.S. Treasury Bills:

2.425%**, 10/10/2019 (e)	250,000	245,773

2.372%**, 8/15/2019 (f)	2,330,000	2,299,521

2.539%**, 10/10/2019 (e)	750,000	737,319

Total Short-Term U.S. Treasury Obligations (Cost $3,282,563)		3,282,613

The accompanying notes are an integral part of the financial statements.

22	|	DWS Total Return Bond Fund

	Shares	Value ($)
Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.31% (g) (h) (Cost $1,975,603)	1,975,603	1,975,603

Cash Equivalents 2.4%

DWS Central Cash Management Government Fund, 2.41% (g)	7,118,202	7,118,202

DWS ESG Liquidity Fund “Capital Shares”, 2.64% (g)	3,304	3,304

Total Cash Equivalents (Cost $7,121,506)		7,121,506

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $312,573,580)	104.9	312,318,304
Other Assets and Liabilities, Net (b)	(4.9)	(14,529,588)

Net Assets	100.0	297,788,716

A summary of the Fund’s transactions with affiliated investments during the year ended January 31, 2019 are as follows:

Value ($) at 1/31/2018	Purchases Cost ($)	Sales Proceeds ($)	Net Real ized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Dis tribu- tions ($)	Number of Shares at 1/31/2019	Value ($) at 1/31/2019
Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.31% (g) (h)
9,077,503	—	7,101,900 (i)	—	—	57,655	—	1,975,603	1,975,603
Cash Equivalents 2.4%
DWS Central Cash Management Government Fund, 2.41% (g)
11,675,484	245,626,533	250,183,815	—	—	116,434	—	7,118,202	7,118,202
DWS ESG Liquidity Fund “Capital Shares”, 2.64% (g)
3,235	69	—	—	—	78	—	3,304	3,304
20,756,222	245,626,602	257,285,715	—	—	174,167	—	9,097,109	9,097,109

*

Variable or floating rate security. These securities are shown at their current rate as of January 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	23

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” are including pending sales amounting to $1,011,710 that are also on loan (see Notes to Financial Statements). The value of securities loaned at January 31, 2019 amounted to $892,604, which is 0.3% of net assets.

(c)	When-issued, delayed delivery or forward commitment securities included.

(d)	Government-backed debt issued by financial companies or government sponsored enterprises.

(e)	At January 31, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(f)	At January 31, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(h)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(i)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended January 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

PJSC: Public Joint Stock Company

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At January 31, 2019, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	3/29/2019	12	1,353,447	1,378,313	(24,866)
Ultra 10 Year U.S. Treasury Note	USD	3/20/2019	6	778,953	784,125	(5,172)
Ultra Long U.S. Treasury Bond	USD	3/20/2019	60	9,198,923	9,667,500	(468,577)
Total unrealized depreciation						(498,615)

The accompanying notes are an integral part of the financial statements.

24	|	DWS Total Return Bond Fund

At January 31, 2019, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps
Underlying Debt Obligation	Fixed Cash Flows Received/ Frequency	Expiration Date	Notional Amount (j)	Currency	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
Markit CDX North America High Yield Index	5.0%/ Quarterly	12/20/2023	17,003,000	USD	1,031,799	874,113	157,686

(j)

The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At January 31, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	2,979,558	USD	3,424,719	4/18/2019	(8,785)	State Street Bank & Trust Co.

Currency Abbreviations
EUR Euro
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, credit default swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	25

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (k)
Corporate Bonds	$—	$164,035,696	$—	$164,035,696
Mortgage-Backed Securities Pass-Throughs	—	52,408,168	—	52,408,168
Asset-Backed	—	26,313,404	—	26,313,404
Commercial Mortgage-Backed Securities	—	21,116,813	—	21,116,813
Collateralized Mortgage Obligations	—	25,138,787	—	25,138,787
Government & Agency Obligations	—	9,916,244	—	9,916,244
Municipal Bonds and Notes	—	1,009,470	—	1,009,470
Short-Term U.S. Treasury Obligations	—	3,282,613	—	3,282,613
Short-Term Investments (k)	9,097,109	—	—	9,097,109
Derivatives (l)
Credit Default Swap Contracts	—	157,686	—	157,686
Total	$9,097,109	$303,378,881	$—	$312,475,990

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (l)
Futures Contracts	$(498,615)	$—	$—	$(498,615)
Forward Foreign Currency Contracts	—	(8,785)	—	(8,785)
Total	$(498,615)	$(8,785)	$—	$(507,400)

(k)	See Investment Portfolio for additional detailed categorizations.

(l)	Derivatives include value of unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

26	|	DWS Total Return Bond Fund

Statement of Assets and Liabilities

As of January 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $303,476,471) — including $892,604 of securities loaned	$303,221,195
Investment in DWS Government & Agency Securities Portfolio (cost $1,975,603)*	1,975,603
Investment in affiliated Underlying Funds, at value (cost $7,121,506)	7,121,506
Cash	184,004
Foreign currency, at value (cost $1,492,419)	1,419,042
Receivable for investments sold	3,089,990
Receivable for investments sold — when-issued security	6,416,613
Receivable for Fund shares sold	21,981
Interest receivable	2,674,696
Foreign taxes recoverable	2,445
Other assets	16,977
Total assets	326,144,052

Liabilities
Payable upon return of securities loaned	1,975,603
Payable for investments purchased	2,091,493
Payable for investments purchased — when-issued securities	22,723,573
Payable for Fund shares redeemed	917,715
Payable for variation margin on futures contracts	105,782
Payable for variation margin on centrally cleared swaps	39,587
Unrealized depreciation on forward foreign currency contracts	8,785
Accrued management fee	48,249
Accrued Trustees’ fees	4,326
Other accrued expenses and payables	440,223
Total liabilities	28,355,336
Net assets, at value	$297,788,716

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	27

Statement of Assets and Liabilities as of January 31, 2019 (continued)

Net Assets Consist of

Distributable earnings (loss)	$(26,061,123)
Paid-in capital	323,849,839
Net assets, at value	$297,788,716

Net Asset Value
Class A

Net Asset Value and redemption price per share ($90,237,941 ÷ 8,712,615 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$10.36

Maximum offering price per share (100 ÷ 95.50 of $10.36)	$10.85
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,994,516 ÷ 288,949 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$10.36
Class R

Net Asset Value, offering and redemption price per share ($259,099 ÷ 25,020 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$10.36
Class S

Net Asset Value, offering and redemption price per share ($131,713,485 ÷ 12,716,560 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$10.36
Institutional Class

Net Asset Value, offering and redemption price per share ($72,583,675 ÷ 7,037,107 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$10.31

The accompanying notes are an integral part of the financial statements.

28	|	DWS Total Return Bond Fund

Statement of Operations

For the year ended January 31, 2019

Investment Income

Income:

Interest (net of foreign taxes withheld of $4,101)	$12,983,493
Income distributions from affiliated Underlying Funds	116,512
Securities lending income, net of borrower rebates	57,655
Total income	13,157,660
Expenses:

Management fee	1,289,179
Administration fee	322,295
Services to shareholders	488,950
Distribution and service fees	280,111
Custodian fee	24,982
Professional fees	149,312
Reports to shareholders	65,574
Registration fees	58,957
Trustees’ fees and expenses	16,937
Other	57,787
Total expenses before expense reductions	2,754,084
Expense reductions	(555,274)
Total expenses after expense reductions	2,198,810
Net investment income	10,958,850

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Non-affiliated investments	(9,737,766)
Swap contracts	(1,139,021)
Futures	650,251
Forward foreign currency contracts	376,540
Foreign currency	(53,775)
(9,903,771)
Change in net unrealized appreciation (depreciation) on:

Non-affiliated investments	(1,063,564)
Swap contracts	147,444
Futures	(1,529,908)
Forward foreign currency contracts	52,013
Foreign currency	(117,289)
(2,511,304)
Net gain (loss)	(12,415,075)
Net increase (decrease) in net assets resulting from operations	$(1,456,225)

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	29

Statements of Changes in Net Assets

	Years Ended January 31,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$10,958,850	$7,407,378
Net realized gain (loss)	(9,903,771)	1,944,923
Change in net unrealized appreciation (depreciation)	(2,511,304)	(233,844)
Net increase (decrease) in net assets resulting from operations	(1,456,225)	9,118,457
Distributions to shareholders:

Class A	(3,319,939)	(1,915,576)
Class C	(155,108)	(89,716)
Class R	(10,883)	(2,836	)*
Class S	(5,259,285)	(4,177,498)
Institutional Class	(3,066,736)	(1,474,876)
Total distributions	(11,811,951)	(7,660,502	)**
Fund share transactions:

Proceeds from shares sold	34,338,733	20,156,138
Reinvestment of distributions	10,911,292	6,838,192
Payments for shares redeemed	(89,446,916)	(53,381,686)
Net assets acquired in tax-free reorganization	—	177,613,794	***
Net increase (decrease) in net assets from Fund share transactions	(44,196,891)	151,226,438
Increase (decrease) in net assets	(57,465,067)	152,684,393
Net assets at beginning of year	355,253,783	202,569,390

Net assets at end of year	$297,788,716	$355,253,783	****

*	For the period from October 27, 2017 (commencement of operations of Class R) through January 31, 2018.
**	Includes distributions from net investment income.
***	On October 27, 2017, Deutsche Core Fixed Income Fund was acquired by the Fund through a tax-free reorganization (See Note G).
****	Includes undistributed net investment income of $2,524,073.

The accompanying notes are an integral part of the financial statements.

30	|	DWS Total Return Bond Fund

Financial Highlights

	Years Ended January 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$10.76	$10.63	$10.51	$10.93	$10.76
Income (loss) from investment operations:

Net investment income (loss)[a]	.34	.31	.27	.30	.35
Net realized and unrealized gain (loss)	(.38)	.14	.10	(.42)	.14
Total from investment operations	(.04)	.45	.37	(.12)	.49
Less distributions from:

Net investment income	(.36)	(.32)	(.25)	(.30)	(.32)
Net asset value, end of period	$10.36	$10.76	$10.63	$10.51	$10.93
Total Return (%)[b,c]	(.26)	4.40	3.39	(1.17)	4.67

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	102	51	56	64
Ratio of expenses before expense reductions (%)	1.05	1.07	1.13	1.10	1.08
Ratio of expenses after expense reductions (%)	.84	.85	.88	.88	.89
Ratio of net investment income (%)	3.24	2.89	2.49	2.78	3.16
Portfolio turnover rate (%)	187	189	264	270	317

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	31

	Years Ended January 31,
Class C	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$10.76	$10.63	$10.51	$10.94	$10.77
Income (loss) from investment operations:

Net investment income[a]	.26	.23	.18	.22	.26
Net realized and unrealized gain (loss)	(.37)	.14	.10	(.43)	.15
Total from investment operations	(.11)	.37	.28	(.21)	.41
Less distributions from:

Net investment income	(.29)	(.24)	(.16)	(.22)	(.24)
Net asset value, end of period	$10.36	$10.76	$10.63	$10.51	$10.94
Total Return (%)[b,c]	(1.01)	3.52	2.72	(1.90)	3.79

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	9	2	3	3
Ratio of expenses before expense reductions (%)	1.80	1.83	1.93	1.90	1.88
Ratio of expenses after expense reductions (%)	1.59	1.59	1.63	1.63	1.64
Ratio of net investment income (%)	2.46	2.14	1.73	2.04	2.40
Portfolio turnover rate (%)	187	189	264	270	317

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Total Return Bond Fund

	Year Ended	Period Ended
Class R	1/31/19	1/31/18[a]

Selected Per Share Data
Net asset value, beginning of period	$10.76	$10.83
Income (loss) from investment operations:

Net investment income[b]	.31	.07
Net realized and unrealized gain (loss)	(.37)	(.06)
Total from investment operations	(.06)	.01
Less distributions from:

Net investment income	(.34)	(.08)
Net asset value, end of period	$10.36	$10.76
Total Return (%)[c]	(.51)	.08	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	259	390
Ratio of expenses before expense reductions (%)	1.42	1.33	*
Ratio of expenses after expense reductions (%)	1.09	1.09	*
Ratio of net investment income (%)	2.98	2.61	*
Portfolio turnover rate (%)	187	189	[d]

[a]	For the period from October 27, 2017 (commencement of operations) to January 31, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover for the year ended January 31, 2018.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	33

	Years Ended January 31,
Class S	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$10.76	$10.63	$10.51	$10.93	$10.76
Income (loss) from investment operations:

Net investment income[a]	.36	.34	.29	.32	.37
Net realized and unrealized gain (loss)	(.37)	.14	.10	(.41)	.15
Total from investment operations	(.01)	.48	.39	(.09)	.52
Less distributions from:

Net investment income	(.39)	(.35)	(.27)	(.33)	(.35)
Net asset value, end of period	$10.36	$10.76	$10.63	$10.51	$10.93
Total Return (%)[b]	(.01)	4.66	3.65	(.92)	4.93

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	150	121	132	149
Ratio of expenses before expense reductions (%)	.76	.83	.88	.85	.84
Ratio of expenses after expense reductions (%)	.59	.60	.63	.63	.64
Ratio of net investment income (%)	3.49	3.15	2.74	3.03	3.41
Portfolio turnover rate (%)	187	189	264	270	317

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

34	|	DWS Total Return Bond Fund

	Years Ended January 31,
Institutional Class	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$10.71	$10.58	$10.46	$10.89	$10.72
Income (loss) from investment operations:

Net investment income[a]	.36	.34	.29	.32	.34
Net realized and unrealized gain (loss)	(.37)	.14	.10	(.42)	.17
Total from investment operations	(.01)	.48	.39	(.10)	.51
Less distributions from:

Net investment income	(.39)	(.35)	(.27)	(.33)	(.34)
Net asset value, end of period	$10.31	$10.71	$10.58	$10.46	$10.89
Total Return (%)[b]	(.03)	4.77	3.66	(.93)	4.84

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	94	28	38	30
Ratio of expenses before expense reductions (%)	.71	.75	.77	.74	.74
Ratio of expenses after expense reductions (%)	.59	.59	.63	.63	.63
Ratio of net investment income (%)	3.49	3.15	2.73	2.98	3.17
Portfolio turnover rate (%)	187	189	264	270	317

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	35

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Total Return Bond Fund (formerly Deutsche Total Return Bond Fund) (the “Fund”) is a diversified series of Deutsche DWS Portfolio Trust (formerly Deutsche Portfolio Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release

36	|	DWS Total Return Bond Fund

No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

DWS Total Return Bond Fund	|	37

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended January 31, 2019, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, managed by DWS Investment Management Americas, Inc. As of January 31, 2019, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of January 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and

38	|	DWS Total Return Bond Fund

the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of January 31, 2019, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to hold cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

DWS Total Return Bond Fund	|	39

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon current interpretation of tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

A January 31, 2019, the Fund had net tax basis capital loss carryforwards of approximately $27,243,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($14,997,000) and long-term losses ($12,246,000). Capital Loss Carryforward may be subject to certain limitations under Section 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2019 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from

40	|	DWS Total Return Bond Fund

distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:

Undistributed ordinary income*	$1,845,980
Capital loss carryforwards	$(27,243,000)
Net unrealized appreciation (depreciation) on investments	$(585,044)

At January 31, 2019, the aggregate cost of investments for federal income tax purposes was $312,903,348. The net unrealized depreciation for all investments based on tax cost was $585,044. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $4,701,886 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $5,286,930.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended January 31,
	2019	2018
Distributions from ordinary income*	$11,811,951	$7,660,502

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain

DWS Total Return Bond Fund	|	41

(loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment

42	|	DWS Total Return Bond Fund

in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended January 31, 2019, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

There were no open interest rate swap contracts as of January 31, 2019. For the year ended January 31, 2019, the investment in interest rate swap contracts had a total USD equivalent notional amount generally indicative of a range from $0 to $8,004,285.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended January 31, 2019, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of January 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended January 31, 2019, the investment on the credit default

DWS Total Return Bond Fund	|	43

swap contracts purchased had a total notional value generally indicative of a range from $0 to $100,248,000 and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $17,003,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended January 31, 2019, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of January 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended January 31, 2019, the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $11,830,000 to $45,970,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended January 31, 2019, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded

44	|	DWS Total Return Bond Fund

daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of January 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended January 31, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,425,000 to $26,636,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $18,609,000.

The following tables summarize the value of the Fund’s derivative instruments held as of January 31, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts
Credit Contracts (a)	$157,686

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)

Includes cumulative appreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (b)	$(498,615)	$—	$(498,615)
Foreign Exchange Contracts (c)	—	(8,785)	(8,785)
	$(498,615)	$(8,785)	$(507,400)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(b)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c)	Unrealized depreciation on forward foreign currency contracts

DWS Total Return Bond Fund	|	45

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended January 31, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (d)	$650,251	$(31,176)	$—	$619,075
Credit Contracts (d)	—	(1,107,845)	—	(1,107,845)
Foreign Exchange Contracts (e)	—	—	376,540	376,540
	$650,251	$(1,139,021)	$376,540	$(112,230)

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Net realized gain (loss) from futures and swap contracts, respectively
(e)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (f)	$(1,529,908)	$(10,242)	$—	$(1,540,150)
Credit Contracts (f)	—	157,686	—	157,686
Foreign Exchange Contracts (g)	—	—	52,013	52,013
	$(1,529,908)	$147,444	$52,013	$(1,330,451)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on futures and swap contracts, respectively
(g)	Change in net unrealized appreciation (depreciation) of forward foreign currency contracts

As of January 31, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank & Trust Co.	$8,785	$—	$—	$8,785

46	|	DWS Total Return Bond Fund

C. Purchases and Sales of Securities

During the year ended January 31, 2019, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$533,651,369	$575,593,710
U.S. Treasury Obligations	$81,166,113	$89,365,063

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund’s average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Next $2.5 billion of such net assets	.355%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the year ended January 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund’s average daily net assets.

For the period from February 1, 2018 through September 30, 2019 the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain

DWS Total Return Bond Fund	|	47

expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.84%
Class C	1.59%
Class R	1.09%
Class S	.59%
Institutional Class	.59%

For the year ended January 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$200,814
Class C	12,189
Class R	1,105
Class S	243,766
Institutional Class	97,400
$555,274

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2019, the Administration Fee was $322,295, of which $25,608 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended January 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at January 31, 2019
Class A	$42,422	$10,427
Class C	2,494	419
Class R	163	44
Class S	101,805	24,782
Institutional Class	2,743	653
	$149,627	$36,325

48	|	DWS Total Return Bond Fund

In addition, for the year ended January 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Consolidated Statement of Operations under “Services to shareholders”, were as follows:

Total Aggregated
Class A	$134,805
Class C	7,492
Class R	808
Class S	83,728
Institutional Class	60,597
$287,430

Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares and 0.25% of average daily net asset of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended January 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2019
Class C	$43,744	$1,940
Class R	842	59
	$44,586	$1,999

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2019	Annual Rate
Class A	$220,382	$56,726	.23%
Class C	14,308	1,964	.25%
Class R	835	219	.25%
	$235,525	$58,909

DWS Total Return Bond Fund	|	49

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2019 aggregated $1,341.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C shares. For the year ended January 31, 2019, the CDSC for Class C shares aggregated $18. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended January 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $24,574, of which $9,985 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended January 31, 2019, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $4,340.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks.

50	|	DWS Total Return Bond Fund

The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at January 31, 2019.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2019		Year Ended January 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,047,224	$10,858,296	500,550	$5,412,353
Class C	44,490	461,568	76,962	832,360
Class R	2,922	30,517	707 *	7,652 *
Class S	1,430,115	14,773,001	1,092,883	11,733,613
Institutional Class	791,552	8,215,351	201,643	2,170,160
		$34,338,733		$20,156,138

Shares issued to shareholders in reinvestment of distributions
Class A	296,312	$3,059,411	160,355	$1,730,346
Class C	14,401	149,443	7,955	85,947
Class R	1,052	10,883	263 *	2,836 *
Class S	448,918	4,634,908	329,122	3,550,406
Institutional Class	297,114	3,056,647	136,664	1,468,657
		$10,911,292		$6,838,192

Shares redeemed
Class A	(2,102,029)	$(21,750,353)	(1,278,733)	$(13,804,543)
Class C	(602,884)	(6,274,157)	(147,845)	(1,598,886)
Class R	(15,213)	(157,382)	(225)*	(2,432)*
Class S	(3,110,539)	(32,165,031)	(2,335,962)	(25,166,459)
Institutional Class	(2,819,119)	(29,099,993)	(1,187,026)	(12,809,366)
		$(89,446,916)		$(53,381,686)

DWS Total Return Bond Fund	|	51

	Year Ended January 31, 2019		Year Ended January 31, 2018
	Shares	Dollars	Shares		Dollars

Shares issued in tax-free reorganization**
Class A	—	$—	5,314,202		$57,554,704
Class C	—	—	697,071		7,556,230
Class R	—	—	35,514	*	384,608	*
Class S	—	—	3,439,685		37,251,217
Institutional Class	—	—	6,938,844		74,867,035
		$—			$177,613,794

Net increase (decrease)
Class A	(758,493)	$(7,832,646)	4,696,374		$50,892,860
Class C	(543,993)	(5,663,146)	634,143		6,875,651
Class R	(11,239)	(115,982)	36,259	*	392,664	*
Class S	(1,231,506)	(12,757,122)	2,525,728		27,368,777
Institutional Class	(1,730,453)	(17,827,995)	6,090,125		65,696,486
		$(44,196,891)			$151,226,438

*	For the period from October 27,2017 (commencement of operations of Class R) to January 31, 2018.

**	On October 27, 2017, Deutsche Core Fixed Income Fund was acquired by the Fund through a tax-free reorganization (See Note G).

G. Acquisition of Assets

On October 27, 2017, the Fund acquired all of the net assets of Deutsche Core Fixed Income Fund pursuant to a plan of reorganization approved by the Board of Trustees. The acquisition was accomplished by a tax-free exchange of 5,679,180 Class A shares, 745,560 Class C shares, 37,767 Class R shares, 3,678,463 Class S shares and 7,388,742 Institutional Class shares of Deutsche Core Fixed Income Fund for 5,314,202 Class A shares, 697,071 Class C shares, 35,514 Class R shares, 3,439,685 Class S shares and 6,938,844 Institutional Class shares of the Fund, respectively, outstanding on October 27, 2017. Deutsche Core Fixed Income Fund’s net assets at that date, $177,613,794 including $2,685,451 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $194,483,421. The combined net assets of the Fund immediately following the acquisition were $372,097,215.

52	|	DWS Total Return Bond Fund

The financial statements reflect the operations of the Funds for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition having been completed on February 1, 2017, the Fund’s pro forma results of operations for the year ended January 31, 2018 are as follows:

Net investment income	$10,212,877
Net gain (loss) on investments	$5,474,358
Net increase (decrease) in net assets resulting from operations	$15,687,235

Because the combined investment portfolio has been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Deutsche Core Fixed Income Fund that have been included in the Fund’s Statement of Operations since October 27, 2017.

DWS Total Return Bond Fund	|	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Portfolio Trust and Shareholders of DWS Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Total Return Bond Fund (one of the funds constituting Deutsche DWS Portfolio Trust, referred to hereafter as the “Fund”) as of January 31, 2019, the related statement of operations for the year ended January 31, 2019, the statements of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein in the period ended January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for each of the periods indicated therein in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

54	|	DWS Total Return Bond Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 21, 2019

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

DWS Total Return Bond Fund	|	55

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2018 to January 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

56	|	DWS Total Return Bond Fund

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 8/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/19	$1,018.20	$1,013.40	$1,017.00	$1,019.50	$1,018.50
Expenses Paid per $1,000*	$4.27	$8.07	$5.54	$3.00	$3.00

Hypothetical 5% Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 8/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/19	$1,020.97	$1,017.19	$1,019.71	$1,022.23	$1,022.23
Expenses Paid per $1,000*	$4.28	$8.08	$5.55	$3.01	$3.01

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class S	Institutional Class
DWS Total Return Bond Fund	.84%	1.59%	1.09%	.59%	.59%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

A total of 6% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Total Return Bond Fund	|	57

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Total Return Bond Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

58	|	DWS Total Return Bond Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2017.

DWS Total Return Bond Fund	|	59

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board considered that the Fund implemented new management fee breakpoints to accommodate the merger of Deutsche Core Fixed Income Fund into the Fund on October 30, 2017. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received

60	|	DWS Total Return Bond Fund

information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

DWS Total Return Bond Fund	|	61

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

62	|	DWS Total Return Bond Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)

DWS Total Return Bond Fund	|	63

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Richard J. Herring (1946) Board Member since 1990

Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)

		82	Director, Aberdeen Japan Fund (since 2007)

64	|	DWS Total Return Bond Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)

DWS Total Return Bond Fund	|	65

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Chief Financial Officer and Treasurer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

66	|	DWS Total Return Bond Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Total Return Bond Fund	|	67

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZICX	SCSBX	SZIIX
CUSIP Number	25157W 107	25157W 305	25157W 404	25157W 503
Fund Number	463	763	2063	1463

For shareholders of Class R
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at
https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SZIRX
CUSIP Number	25157W 842
Fund Number	1563

68	|	DWS Total Return Bond Fund

Notes

Notes

Notes

DTRBF-2

(R-026258-8 3/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Total Return Bond Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$113,756	$0	$0	$0
2018	$105,178	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$0	$0
2018	$0	$0	$0

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$0	$0	$0	$0
2018	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2018 and 2019 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Total Return Bond Fund, a series of Deutsche DWS Portfolio Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/29/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	3/29/2019